UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  May 27, 2005


                        Bio Solutions Manufacturing, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)


            000-33229                                        16-1576984
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    (Commission File Number)                      (I.R.S. Employer
                                                           Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
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               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 582-4000
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              (Registrant's Telephone Number, Including Area Code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable


SECTION 2 - FINANCIAL INFORMATION

     Not Applicable


SECTION 3 - SECURITIES AND TRADING MARKETS

     Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

     Not Applicable


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(a) Departure of Principal Officer

     On May 25, 2004 the Company removed Michael O'Gorman as President and Chief Executive Officer.

Item 5.02(b) Appointment of President and Chief Executive Officer

     On May 27, 2005, the Board of Directors elected David S. Bennett as President and Chief Executive Officer.

     Mr. Bennett has over 25 years experience in direct sales and channel partnerships, including IBM, Oracle and Sun Microsystems. Most recently, he has acted as senior business development consultant for a number of specialty start-up firms. He was Vice President and Head of North American Sales for OM Technology, Inc., a European firm. He has generated over $50 million in software license revenues from treasury and derivative applications from over 30 banks and major financial institutions. From 1991 through 1997, as Head of Sales for TCAM, a North American firm specializing in order management and equities trading, Mr. Bennett brought the firm into the top 5% of software firms in the United States, based upon both license and service bureau revenue streams. He has both graduate and post graduate degrees in Economics and Education from Southampton University, U.K.

Item 5.02 (c) Election of a New Director

     On May 27, 2005, Robert J. Knorr, Jr. was elected to the Board of Directors of the Company.

     Mr. Knorr has more than 40 years experience in various aspects of corporate and international marketing and finance. From 1968 until 1990, he was employed by Johnson and Johnson or its subsidiaries in various positions ranging from cost controller of a subsidiary to Vice-President of Finance for the
Professional Sector of the Company. While employed by Johnson and Johnson, his responsibilities included the installation of a new standard cost system and provided the manufacturing departments with new and upgraded systems to better monitor operations, providing support to marketing in all aspects of finance, coordination of financial activities for 15 consumer and industrial companies, Chief Financial Officer of a 500 million dollar consumer products company where he directed all financial and information technology and established major cost improvement programs throughout the company generating at least 20 million dollars per year in savings and the negotiation of joint ventures in Russia and served as a consultant to the Vice Chairman for the professional sector. Since 1990, Mr. Knorr, as a partner in Prism Consulting, has established a consulting company, found a new partner for Wrigley in Hungary and assisted other companies in the development of their business plans.


SECTION 6 - [Reserved]

Not Applicable


SECTION 7 - REGULATION FD

Not Applicable


SECTION 8 - OTHER EVENTS

Not Applicable


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       Bio Solutions Manufacturing, Inc.
                                  (Registrant)


Date: June , 2005                   By: /s/ David S. Bennett
                                        ----------------------------
                                            David S. Bennett
                                            Chief Executive Officer